TradersAI Large Cap Equity & Cash ETF

Schedule of Investments

May 31, 2026 (Unaudited)

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%	Shares	Value
First American Government Obligations Fund - Class X, 3.55%(a)	808	$808

TOTAL SHORT-TERM INVESTMENTS (Cost $808)		808

TOTAL INVESTMENTS - 0.1% (Cost $808)		$808
Other Assets in Excess of Liabilities - 99.9%		718,403
TOTAL NET ASSETS - 100.0%		$719,211

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of May 31, 2026.

TradersAI Large Cap Equity & Cash ETF

Schedule of Written Options Contracts

May 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.6)%(a)(b)	Notional Amount	Contracts		Value
Call Options - (0.4)%
E-Mini S&P 500 Index, Expiration: 6/1/2026; Exercise Price: $7,600.00	$(22,787)		(3)	$(2,895)

Put Options - (0.2)%
E-Mini S&P 500 Index, Expiration: 6/1/2026; Exercise Price: $7,555.00	(22,787)		(3)	(1,380)

TOTAL WRITTEN OPTIONS (Premiums received $4,161)				$(4,275)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	1 share per contract.

TradersAI Large Cap Equity & Cash ETF

Schedule of Futures Contracts

May 31, 2026 (Unaudited)

The TradersAI Large Cap Equity & Cash ETF had the following futures contracts outstanding with BGC Financial L.P. as of May 31, 2026:

FUTURES CONTRACTS - (0.3)%
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	3	06/18/2026	$1,139,363	$(457)

Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	(3)	09/18/2026	(1,148,625)	(1,657)

Net Unrealized Appreciation (Depreciation)				$(2,114)